AMENDMENT NO. 6 TO CREDIT AGREEMENT
                       -----------------------------------

         THIS AMENDMENT NO. 6 TO CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into as of the 14th day of December, 2000, and effective as provided in SECTION 6 hereof, by and among MILLER INDUSTRIES, INC., a Tennessee corporation ("Miller"), and MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation and wholly owned subsidiary of Miller ("Miller Towing") (Miller and Miller Towing may be referred to herein individually as a "Borrower" and together as the "Borrowers"), EACH OF THE GUARANTORS SIGNATORY HERETO (the "Guarantors"), BANK OF AMERICA, N.A., SUCCESSOR TO NATIONSBANK, N.A., a national banking association organized and existing under the laws of the United States, as agent ("Agent") for the Lenders under the Credit Agreement and the Lenders. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Agent, the Lenders and the Borrowers have entered into that certain Credit Agreement dated as of January 30, 1998, as amended by Amendment No. 1 to Credit Agreement dated as of January 31, 1998 and by
Amendment No. 2 to Credit Agreement dated as of October 30, 1998 and by Amendment No. 3 to Credit Agreement dated as of July 27, 1999 and by Amendment No. 4 to Credit Agreement dated as of August 13, 1999 and by Amendment No. 5 to Credit Agreement dated as of July 26, 2000 (as hereby and from time to time amended, supplemented, modified or replaced, the "Credit Agreement"), pursuant to which the Lenders have agreed to make and have made available to the Borrowers a credit facility including a revolving credit facility with a letter of credit sublimit and a swing line sublimit; and

         WHEREAS, the Borrowers have requested that the terms of the Credit Agreement be amended in the manner set forth herein, and that certain Defaults under the Credit Agreement be waived, and the Agent and the Lenders, subject to the terms and conditions contained herein, have agreed to such amendment and waiver, to be effective as provided herein;

         WHEREAS, the Borrowers, the Agent, the Lenders and the Guarantors acknowledge that the terms of this Amendment Agreement constitute an amendment and modification of, and not a novation of, the Credit Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereby agree as follows:

         1. DEFINITIONS. The term "Credit Agreement" or "Agreement" (as the case may be) as used herein and in the Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified replaced or supplemented from time to time as permitted thereby.

         2. AMENDMENTS TO AND RESTATEMENTS OF TERMS OF THE CREDIT AGREEMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

         (A) THE FOLLOWING DEFINITIONS ARE HEREBY ADDED TO SECTION 1.1 OF THE CREDIT AGREEMENT IN ALPHABETICAL POSITION AND SHALL READ AS FOLLOWS:

               "Amendment No. 6" means Amendment No. 6 to Credit Agreement dated as of December 14, 2000 by and among the Borrowers, the Guarantors, the Agent and the Lenders.

               "Independent Distributors" means any and all distributors of the Borrowers which do not constitute Subsidiaries of Miller.

               "Total Facility Commitment" means the sum of the Total Revolving Credit Commitment and the Total Term Loan Commitment.

               (B) SECTION 2.7(B) OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY ADDING ROMAN NUMERATE (I) AFTER "ADDITIONAL MANDATORY REDUCTIONS" AND ADDING A NEW PARAGRAPH WHICH SHALL READ AS FOLLOWS:

               (ii) The Total Facility Commitment shall be automatically and permanently reduced to the following amounts at the following dates (but only if and to the extent such reductions have not already been achieved as the result of any reduction of the Total Revolving Credit Commitment pursuant to SECTION
2.3 or 2.7(a) or the Total Term Loan  Commitment  pursuant  to  SECTION  2A.7 or
2A.8):

                  (A)      December 15, 2000              --       $125,000,000

                  (B)      January 31, 2001               --       $119,000,000

Each mandatory reduction of the Total Facility Commitment as described above shall be accompanied by payment of Revolving Loans and/or Term Loan Outstandings to the extent that the principal amount of Outstandings exceeds the Total Facility Commitment after giving effect to such reductions together, with accrued and unpaid interest on the amount prepaid; PROVIDED that any such prepayments shall be applied first to Term Loan Outstandings and then, in the event and to the extent that all Term Loan Outstandings shall have been repaid, to Revolving Credit Outstandings.

               (C) SECTION 2A.9 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY ADDING ROMAN NUMERATE (I) AFTER "ADDITIONAL MANDATORY COMMITMENT REDUCTIONS" THERETO, AND ADDING A NEW PARAGRAPH WHICH SHALL READ AS FOLLOWS:

               (ii) The Total Facility Commitment shall be automatically and permanently reduced to the following amounts at the following dates (but only if and to the extent such reductions have not already been achieved as the result of any reduction of the Total Revolving Credit Commitment pursuant to SECTION
2.3 or 2.7(a) or the Total Term Loan  Commitment  pursuant  to  Section  2A.7 or
2A.8):

                  (A)      December 15, 2000             --       $125,000,000

                  (B)      January 31, 2001              --       $119,000,000

Each mandatory reduction of the Total Facility Commitment as described above shall be accompanied by payment of Revolving Loans and/or Term Loan Outstandings to the extent that the principal amount of Outstandings exceeds the Total Facility Commitment after giving effect to such reductions together with accrued and unpaid interest on the amount prepaid; PROVIDED that any such prepayments shall be applied first to Term Loan Outstandings and then, in the event and to the extent that all Term Loan Outstandings shall have been repaid, to Revolving Credit Outstandings.

         (D) SECTION 8.1 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY RESTATING SUBSECTION (D) IN ITS ENTIRETY AS FOLLOWS, DELETING THE WORD "AND" AT THE END OF SUBSECTION (F), DELETING THE PERIOD (.) AT THE END OF SUBSECTION (G) AND ADDING A SEMICOLON (;) THERETO, AND ADDING A NEW SUBSECTION (H) WHICH SHALL READ AS
FOLLOWS:

         (d) as soon as practical and in any event within thirty (30) days after the end of each month, deliver to the Agent and each Lender a Borrowing Base Certificate in the form of Exhibit N, together with an accounts receivable aging report and an inventory report in form and substance reasonably satisfactory to the Agent and the Lenders and such other information and schedules related thereto as reasonably required by the Agent or the Lenders;

         (h) as soon as practical and in any event within thirty (30) days after the end of each month, such financial information as shall be required by Agent and Lenders in their reasonable discretion.

         (F) SECTIONS 9.1(A) AND (C) OF THE CREDIT AGREEMENT ARE HEREBY AMENDED AND RESTATED IN THEIR ENTIRETY AS FOLLOWS:

         (a) Capital Expenditures. Make or become permitted to make (i) Capital Expenditures in excess of $4,000,000 in the aggregate in any Fiscal Year of Miller ending after April 30, 2000, or (ii) Capital Expenditures in excess of $1,500,000 in any fiscal quarter ending on or after the effective date of Amendment No. 6 (on a non-cumulative basis, with the effect that amounts not expended in any period may not be carried forward to any other period).

         (c) Minimum Consolidated EBITDA. Permit Consolidated EBITDA to be less than the following amounts for the following periods:

                                                         Consolidated EBITDA
                           PERIOD                       MUST NOT BE LESS THAN
                           ------                       ---------------------

         Fiscal quarter ending October 31, 2000:          $4,600,000

         Fiscal quarter ending January 31, 2001:          $8,500,000

         Fiscal quarter ending April 30, 2001:            $10,800,000

         Each Fiscal quarter thereafter:                  $10,800,000

         (G) SECTION 9.3 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY DELETING THE WORD "AND" AT THE END OF SUBSECTION (G), DELETING THE PERIOD (.) AT THE END OF SUBSECTION (H) AND ADDING A SEMICOLON (;) THERETO, AND ADDING NEW SUBSECTIONS
(I), (J) AND (K) WHICH SHALL READ AS FOLLOWS:

         (i) Liens arising in connection with floor plan financing arrangements constituting Debt Offerings permitted under SECTION 9.4(G); provided such liens are limited to the property subject to such financing arrangements and the proceeds thereof;

         (j) Liens arising in connection with inventory repurchase obligations permitted under SECTION 9.4 (I); provided such liens are limited to the property subject to such financing arrangements and the proceeds thereof; and

         (k) Liens arising in connection with floor plan financings permitted under Section 9.4 (J); provided such liens are limited to the property subject to such financing arrangements and the proceeds thereof.

         (H) SECTION 9.4 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY DELETING THE WORD "AND" AT THE END OF SUBSECTION (F), DELETING THE PERIOD (.) AT THE END OF SUBSECTION (G) AND ADDING A SEMICOLON (;) THERETO, AND ADDING NEW SUBSECTIONS
(H), (I) AND (J) WHICH SHALL READ AS FOLLOWS:

         (h) guaranty obligations of Miller incurred in the course of business directly or indirectly guaranteeing Indebtedness of any purchaser of a Designated Asset disposed of in an Asset Disposition permitted under SECTION 9.5(F); provided that the amount of such obligations shall not exceed $3,500,000 in the aggregate at any time from the effective date of Amendment No. 6 through the Stated Termination Date;

         (i) inventory repurchase obligations incurred with respect to floor plan financing for Independent Distributors; PROVIDED that the amount of such obligations shall not exceed $30,000,000 in the aggregate at any time; and

         (j) partial recourse obligations of Miller incurred with respect to floor plan financing for Independent Distributors; PROVIDED that the amount of such exposure shall not exceed $1,000,000 in the aggregate at any time.

         (I) EXHIBIT M OF THE CREDIT AGREEMENT IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS ATTACHED HERETO AS EXHIBIT M.

         3. CONTINUING EFFECT OF LOAN DOCUMENTS. (a) Each Guarantor hereby (i) consents and agrees to the amendments to the Credit Agreement set forth herein and (ii) confirms its joint and several guarantee of payment of all the Guarantors' Obligations pursuant to the Guaranty.

         (b) Each of the Borrowers and Guarantors hereby acknowledge and agree that each of the Security Instruments (i) remains in full force and effect and is hereby reaffirmed, (ii) continues to secure all of the Obligations of the
Borrowers and the Guarantors' Obligations pursuant to the Guaranty, as applicable, and (iii) notwithstanding anything to the contrary in any Security Instrument, shall remain in effect until the Facility Termination Date.

         4. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby certifies that:

         a. The representations and warranties made by the Borrowers in ARTICLE VII of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though such representations and warranties were made on the date hereof, except that the financial statements referred to in SECTION 7.6(A) shall be those most recently furnished to each Lender pursuant to SECTIONS 8.1(A) AND (B) of the Credit Agreement.

         b. The Borrowers and each Subsidiary have the power and authority to execute and perform this Amendment Agreement and have taken all action required for the lawful execution, delivery and performance thereof.

         c. There has been no material adverse change in the business, properties, prospects, operations or condition, financial or otherwise, of Miller and its Subsidiaries since the date of the most recent financial reports of Miller received by each Lender under SECTION 8.1 of the Agreement; and

         d. No event has occurred and no condition exists which has not been waived which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of the Borrowers under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

         5. FEES. In addition to any fees otherwise provided for in the Credit Agreement, the Borrowers hereby agree to pay an up-front amendment fee (the "Up-front Fee") equal to 0.10% of the Total Facility Commitment, due and payable on the effective date of this Amendment Agreement to the Agent for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, and which fee shall be fully earned when due and payable and not refundable.

         6. CONDITIONS TO EFFECTIVENESS. This Amendment shall not be effective until the Agent has received to its satisfaction each of the following:

         a. six (6) counterparts of this Amendment Agreement executed by the Borrowers, the Guarantors, the Agent and the Lenders;

         b. payment of all fees then due to the Agent and the Lenders in connection with the execution and delivery of this Amendment, including but not limited to (i) the Up-front Fee in the amount of $125,000, (ii) that certain Term Loan Facility Fee described in SECTION 2A.12 of the Credit Agreement, due and payable on November 30, 2000, and (iii) fees and expenses of counsel to the Agent and the Lenders;

         c. such other documents, instruments and certificates as reasonably requested by the Agent.

         Upon the satisfaction of the conditions set forth in this SECTION 6, this Amendment Agreement shall be effective as of the date hereof except as otherwise provided in SECTION 15, PROVIDED that the amendment and restatement of
SECTION 9.1(C) contained in SECTION 2(F) hereof shall be effective as of October 31, 2000.

         7. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated herein, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except as provided in the Credit Agreement.

         8. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         9. COUNTERPARTS. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         10. GOVERNING LAW. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Georgia.

         11. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         12. CREDIT AGREEMENT. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby.

         13. RELEASE. Borrowers and Guarantors acknowledge that they have no existing defense, counterclaim, offset, right of recoupment, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their respective liability to pay in full the indebtedness outstanding under the Credit Agreement and the Notes and the other Loan Documents. In consideration for the execution of this Amendment Agreement, Borrowers and Guarantors do hereby release and forever discharge the Agent and the Lenders and all of their officers, directors, employees and agents from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and equity, known or unknown, which might be asserted against the Agent or the Lenders based on actions or events occurring on or prior to the date of this Amendment Agreement. This release applies to all matters arising out of or relating to the Credit Agreement and the other Loan Documents and the lending, deposit and borrowing relationships between the Borrowers, the Guarantors, the Agent and the Lenders, including the administration, collateralization, and funding thereof.

         14. NO NOVATION. This Agreement is given as an amendment and modification of, and not as a payment of, the Obligations of the Borrower under the Credit Agreement and is not intended to constitute a novation of the Credit Agreement. All of the indebtedness, liabilities and obligations owing by the Borrowers under the Credit Agreement and the Guarantor's obligations under the Guaranties, as applicable, shall continue to be secured by the "Collateral" as defined in the Credit Agreement and the Borrowers and the Guarantors acknowledge and agree that the "Collateral" as defined in the Credit Agreement shall continue to constitute "Collateral" hereunder and remains subject to a security interest in favor of the Agent for the benefit of itself and the Lenders and to secure such Obligations and Guarantors' Obligations.

         15. DEFAULT WAIVER. Effective as of October 31, 2000, the Agent and the Lenders hereby waive any Default or Event of Default resulting from any violation by the Borrowers of any provision of Section 9.1(c) of the Credit Agreement for the reporting period ending October 31, 2000. Effective as of the date hereof, the Agent and the Lenders hereby waive any Default or Event of Default resulting from the Borrowers' failure to timely pay the Term Loan Facility Fee required in SECTION 2A.12 of the Credit Agreement. This waiver shall be a one-time waiver covering the periods described and limited to the defaults described, and shall in no way serve to waive any obligations of the Borrowers other than as expressly set forth above.

         16. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrowers, the Lenders and the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrowers, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

         17. EXPENSES. Without limiting the provisions of SECTION 12.5 of the Credit Agreement, the Borrowers agree to pay to the Agent all reasonable costs and expenses (including without limitation legal fees and expenses) incurred or arising in connection with the negotiation and preparation of this Amendment Agreement.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to Credit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                          BORROWERS:
                                          ----------

                                          MILLER INDUSTRIES, INC.


                                          By: ________________________________
                                          Name:_______________________________
                                          Title: _____________________________


                                          MILLER INDUSTRIES TOWING
                                          EQUIPMENT INC.


                                          By: ________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                       GUARANTORS:
                                       -----------

                                           ACKERMAN WRECKER SERVICE, INC.
                                           A-EXCELLENCE TOWING CO.
                                           ALL AMERICAN TOWING SERVICES,  INC.
                                           ALLIED GARDENS TOWING, INC.
                                           ALLIED TOWING AND RECOVERY, INC.
                                           ALTAMONTE TOWING, INC.
                                           ANDERSON TOWING SERVICE, INC.
                                           APACO, INC.
                                           ARROW WRECKER SERVICE, INC.
                                           A TO Z ENTERPRISES, INC.
                                           B&B ASSOCIATED INDUSTRIES, INC.
                                           B-G TOWING, INC.
                                           BEAR TRANSPORTATION, INC.
                                           BEATY TOWING & RECOVERY, INC.
                                           BERT'S TOWING RECOVERY
                                           CORPORATION
                                           BILL GERLOCK TOWING CO.
                                           BOB BOLIN SERVICES, INC.
                                           BOB'S AUTO SERVICE, INC.
                                           BOB VINCENT AND SONS WRECKER
                                           SERVICE, INC.
                                           BOULEVARD & TRUMBULL TOWING, INC.
                                           BREWER'S, INC.
                                           BRYRICH CORPORATION
                                           C&L TOWING SERVICES, INC.
                                           CAL WEST TOWING, INC.
                                           CEDAR BLUFF 24 HOUR TOWING, INC.
                                           CENTRAL VALLEY TOWING, INC.
                                           CENTURY HOLDINGS, INC.
                                           CHAD'S, INC.
                                           CHAMPION CARRIER CORPORATION
                                           CHEVRON, INC.
                                           CHICAGO METRO SERVICES, INC.
                                           CLARENCE CORNISH AUTOMOTIVE
                                           SERVICE, INC.
                                           CLEVELAND VEHICLE DETENTION
                                           CENTER, INC.
                                           COFFEY'S TOWING, INC.
                                           COLEMAN'S TOWING & RECOVERY, INC.
                                           COMPETITION WHEELIFT, INC.
                                           D.A. HANELINE, INC.
                                           DALLAS VEHICLE RECOVERY, INC.
                                           DICK'S TOWING & ROAD SERVICE, INC.
                                           DOLLAR ENTERPRISES, INC.
                                           DON'S TOWING, INC.
                                           DUGGER'S SERVICES, INC.

                                           DUN-RITE TOWING, INC.
                                           DURU, INC.
                                           E.B.T., INC.
                                           EXPORT ENTERPRISES, INC.
                                           GARY'S TOWING & SALVAGE POOL, INC.
                                           GOLDEN WEST TOWING EQUIPMENT,
                                           INC.
                                           GOOD MECHANIC AUTO CO. OF
                                           RICHFIELD, INC.
                                           GREAT AMERICA TOWING, INC.
                                           GREG'S TOWING, INC.
                                           H&H TOWING ENTERPRISES, INC.
                                           HALL'S TOWING SERVICE, INC.
                                           HENDRICKSON TOWING, INC.
                                           H.M.R. ENTERPRISES, INC.
                                           INTERSTATE TOWING & RECOVERY, INC.
                                           JENKINS WRECKER SERVICE, INC.
                                           JENNINGS ENTERPRISES, INC.
                                           KAUFF'S, INC.
                                           KAUFF'S OF FT. PIERCE, INC.
                                           KAUFF'S OF MIAMI, INC.
                                           KAUFFS OF PALM BEACH, INC.
                                           KEN'S TOWING, INC.
                                           KING AUTOMOTIVE & INDUSTRIAL
                                           EQUIPMENT, INC.
                                           LANCE WRECKER SERVICE, INC.
                                           LAZER TOW SERVICES, INC.
                                           LEVESQUE'S AUTO SERVICE, INC.
                                           LEWIS WRECKER SERVICE, INC.
                                           LINCOLN TOWING ENTERPRISES, INC.
                                           M&M TOWING AND RECOVERY, INC.
                                           MAEJO, INC.
                                           MEL'S ACQUISITION CORP.
                                           MERL'S TOWING SERVICE, INC.
                                           MID AMERICA WRECKER & EQUIPMENT
                                           SALES, INC. OF COLORADO
                                           MIKE'S WRECKER SERVICE, INC.
                                           MILLER FINANCIAL SERVICES GROUP,
                                           INC.
                                           MILLER/GREENEVILLE, INC.
                                           MILLER INDUSTRIES DISTRIBUTING, INC.
                                           MILLER INDUSTRIES INTERNATIONAL,
                                           INC.
                                           MOORE'S SERVICE & TOWING, INC.
                                           MOORE'S TOWING SERVICE, INC.
                                           MOSTELLER'S GARAGE, INC.
                                           MURPHY'S TOWING, INC.
                                           OFFICIAL TOWING, INC.

                                           O'HARE TRUCK SERVICE, INC.
                                           PETE'S A TOWING, INC.
                                           PIPES ENTERPRISES, INC.
                                           PRO-TOW, INC.
                                           PULLEN'S TRUCK CENTER, INC.
                                           PURPOSE, INC.
                                           RAR ENTERPRISES, INC.
                                           RANDY'S HIGH COUNTRY TOWING, INC.
                                           RAY HARRIS, INC.
                                           RMA ACQUISITION CORP.
                                           RRIC ACQUISITION CORP.
                                           RAY'S TOWING, INC.
                                           RECOVERY SERVICES, INC.
                                           RETRIEVER TOWING, INC.
                                           ROAD BUTLER, INC.
                                           ROAD ONE, INC.
                                           ROADONE EMPLOYEE SERVICES, INC.
                                           ROAD ONE INSURANCE SERVICES, INC.
                                           ROAD ONE SERVICE, INC.
                                           ROADONE SPECIALIZED
                                           TRANSPORTATION, INC.
                                           ROADONE TRANSPORTATION AND
                                           LOGISTICS, INC.
                                           RONNY MILLER WRECKER SERVICE INC.
                                           SANDY'S AUTO & TRUCK SERVICE, INC.
                                           SAKSTRUP TOWING, INC.
                                           SONOMA CIRCUITS, INC.
                                           SOUTHERN WRECKER CENTER, INC.
                                           SOUTHERN WRECKER SALES, INC.
                                           SOUTHWEST TRANSPORT, INC.
                                           SPEED'S AUTOMOTIVE, INC.
                                           SPEED'S RENTALS, INC.
                                           SROGA'S AUTOMOTIVE SERVICES, INC.
                                           SUBURBAN WRECKER SERVICE, INC.
                                           TEAM TOWING AND RECOVERY, INC.
                                           TED'S OF FAYVILLE, INC.
                                           TEXAS TOWING CORPORATION
                                           THOMPSON'S WRECKER SERVICE, INC.
                                           TOW PRO CUSTOM TOWING & HAULING,
                                           INC.
                                           TREASURE COAST TOWING, INC.
                                           TRUCK SALES & SALVAGE CO., INC.
                                           VRCHOTA CORPORATION
                                           VULCAN EQUIPMENT COMPANY, INC.
                                           WALKER TOWING, INC.
                                           WES'S SERVICE INCORPORATED
                                           WESTERN TOWING; MCCLURE/EARLEY
                                           ENTERPRISES, INC.

                                           WHITEY'S TOWING, INC.
                                           WILTSE TOWING, INC.
                                           ZEBRA TOWING, INC.
                                           ZEHNER TOWING & RECOVERY, INC.



                                           By:  /s/ Frank Madonia
                                           Name:  Frank Madonia
                                           Title: Attorney-in-fact

                                        AGENT AND LENDERS:

                                        BANK OF AMERICA, N.A.
                                        SUCCESSOR TO NATIONSBANK, N.A.,
                                        as Agent for the Lenders and as a Lender

                                        By:  /s/ John P. M. Datton
                                        Name:  John P. M. Datton
                                        Title:  VP



                                        WACHOVIA BANK, N.A.

                                        By:  /s/ unreadable
                                        Name:  unreadable
                                        Title: SVP


                                        AMSOUTH BANK, FORMERLY KNOWN AS
                                        FIRST AMERICAN NATIONAL BANK

                                        By:  /s/ M. Rex Hamilton
                                        Name: M. Rex Hamilton
                                        Title: Commercial Banking Officer

                                       SUNTRUST BANK

                                        By: /s/ Allen K. Oakley
                                        Name: Allen K. Oakley
                                        Title: Managing Director

                                    EXHIBIT M

                             Compliance Certificate

Bank of America, N.A., successor
  to NationsBank, N.A.
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9436


         Reference is hereby made to the Credit Agreement dated as of January 30, 1998 (, as from time to time amended, restated, modified, replaced, or supplemented the "Agreement") among MILLER INDUSTRIES, INC., a Tennessee corporation ("Miller"), MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation ("Miller Towing," and together with Miller, the "Borrowers"), the Lenders (as defined in the Agreement) and Bank of America, N.A., successor to NationsBank, National Association, as Agent for the Lenders ("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of _____________, 20___ (the "Determination Date") as follows:

1.       Calculations


         A.       Compliance with Section 9.1(a): Capital Expenditures

                           Total for fiscal quarter: __________________
                           Total for Fiscal Year:    __________________

                  REQUIRED:       Maximum of $1,500,000 in any fiscal quarter.
                                  Maximum of $4,000,000 in any Fiscal Year.

         B. Compliance with Section 9.1(b): Consolidated Funded Total Indebtedness to Consolidated EBITDA

                  1.       Consolidated Funded Total Indebtedness                       $__________
                  2.       Consolidated EBITDA for such FOUR-QUARTER PERIOD             $__________
                           a.       Consolidated Net Income               $__________
                           b.       Consolidated Interest Expense         $__________
                           c.       Taxes on income                       $__________
                           d.       Amortization                          $__________
                           e.       Depreciation                          $__________
                           f.       Non-recurring noncash
                                    restructuring charges (if approved)   $__________

                           g.       Net gains on the collection of
                                    proceeds of life insurance
                                    policies                              $__________
                           h.       Write-ups of any assets other than
                                    permitted by FAS 16                   $__________
                           i.       Other extraordinary net gains
                                    or credits                            $__________

                           TOTAL ([a + b +c + d + e + f] -
                                  [g + h + i]  $__________

                  3.       Ratio of B.2 to B.1       ____ to ____

                  REQUIRED:         1.   LINE 3 MUST NOT BE MORE THAN 3.50
                                    TO 1.00 FOR FISCAL YEAR ENDING APRIL 30, 2001

                                    2.   LINE 3 MUST NOT BE MORE THAN 3.00
                                    TO 1.00 FOR ANY FOUR-QUARTER PERIOD ENDING APRIL 30, 2001

         C.       Compliance with Section 9.1(c): Minimum Consolidated EBITDA

                  1.       Consolidated EBITDA for such fiscal QUARTER just ended       $__________
                                                               -------
                           a.       Consolidated Net Income              $__________
                           b.       Consolidated Interest Expense        $__________
                           c.       Taxes on income                      $__________
                           d.       Amortization                         $__________
                           e.       Depreciation                         $__________
                           f.       Non-recurring noncash
                                    restructuring charges (if approved)  $__________
                           g.       Net gains on the collection of
                                    proceeds of life insurance
                                    policies                             $__________
                           h.       Write-ups of any assets other than
                                    permitted by FAS 16                  $__________
                           i.       Other extraordinary net gains
                                    or credits                           $__________

                           TOTAL ([a + b +c + d + e + f] -
                                  [g + h + i]  $__________

                  REQUIRED:         JULY 31, 2000: $3,800,000
                                    OCTOBER 31, 2000: $4,600,000
                                    JANUARY 31, 2001: $8,500,000
                                    APRIL 30, 2001: $10,800,000


                                      M-2



         D.       Compliance with Section 9.4(a): Existing Indebtedness

                  1.       Existing Indebtedness                                        $__________

                  REQUIRED:    NOT MORE THAN $1,000,000 OUTSTANDING
                               AT ANY TIME


         E. Compliance with Section 9.4(d): Purchase Money Indebtedness and Capital Lease Obligations

                  1.       Purchase money and Capital Lease obligations                 $__________

                  REQUIRED:    NOT MORE THAN THE SUM OF (I) $300,000
                               AND (II) THE AGGREGATE AMOUNT OF PURCHASE
                               MONEY INDEBTEDNESS AND OBLIGATIONS UNDER
                               CAPITAL LEASES EXISTING AS OF THE DATE OF
                               AMENDMENT NO. 5.

         F.       Compliance with Section 9.4(e): Guarantees of Trade
                  Account Indebtedness

                  1.       Guarantees of trade account indebtedness                     $__________

                  REQUIRED:    NOT MORE THAN $1,000,000 OUTSTANDING
                               AT ANY TIME

         G.       Compliance with Section 9.4(h): Guarantees of Designated Asset Disposition

                  1.       Guarantees of Designated Asset Disposition                   $__________

                  REQUIRED:    NOT MORE THAN $3,500,000 OUTSTANDING
                               THROUGH APRIL 30, 2001

         H.       Compliance with Section 9.4(i): Guarantees of floor plan financing

                  1.       Guarantees of floor plan financing                           $__________

                  REQUIRED:    NOT MORE THAN $30,000,000 OUTSTANDING
                               AT ANY TIME

         I.       Compliance with Section 9.4(j): Guarantees of partial recourse obligations

                  1.       Guarantees of partial recourse obligations                   $__________

                  REQUIRED:    NOT MORE THAN $1,000,000 OUTSTANDING
                               AT ANY TIME

2.       No Default

                  A. Since __________ (the date of the last similar certification), (a) the Borrowers have not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and (b) no Default or Event of Default specified in ARTICLE X of the Agreement has occurred and is continuing.

                  B. If a Default or Event of Default has occurred since __________ (the date of the last similar certification), the Borrowers propose to take the following action with respect to such Default or Event of Default: _______________________________


         -----------------------------------------------------------------.

         (NOTE, if no Default or Event of Default has occurred, insert "Not Applicable").

         The Determination Date is the date of the last required financial statements submitted to the Lenders in accordance with SECTION 8.1 of the Agreement.


         IN WITNESS WHEREOF, I have executed this Certificate this ___ day of ___________, 20___.



                                       By:
                                          -------------------------------------
                                                Authorized Representative
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                      M-4